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                               EXCHANGE AGREEMENT


     EXCHANGE AGREEMENT ("Agreement"), entered into as of this ____ day of May 1999 by and among the Sellers named on Schedule A hereto (collectively , "Sellers"), and Teltran International Group, Inc. ("Purchaser").

                                 R E C I T A L S

     WHEREAS, the Sellers are the registered and beneficial owners of all of the issued and outstanding common stock of OmniCom of New York, Inc., a New York corporation (the "Corporation");

     WHEREAS, the Sellers wish to sell and the Purchaser wish to purchase all of such shares, on and subject to the terms and conditions of this Agreement;

     NOW THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained in this Agreement and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

                                    ARTICLE I
                                PURCHASE AND SALE

     1.1  Agreement to Purchase and Sell; Purchase Price

          Subject to the terms of this Agreement, the Sellers hereby sell, assign, transfer and deliver to the Purchaser, and the Purchaser hereby purchase from the Sellers all of the issued and outstanding shares of common stock of the Corporation (the "Purchased Shares"). The aggregate purchase price for the Purchased Shares shall be One Hundred Fifteen Thousand (115,000) shares of the common stock of the Purchaser (the "Teltran Shares").

     1.2  Deliveries by the Parties

     (a) The Purchaser shall deliver to the Sellers certificates for the Teltran Shares in the amounts listed on Schedule A hereto and registered in the name of each person or entity set forth next to such amounts. Such certificates shall bear the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR
(iii) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

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     (b) Sellers shall deliver to the Purchaser stock certificates representing the Purchased Shares being sold by the Sellers, duly endorsed in blank and otherwise in form acceptable for transfer on the books of the Corporation.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES
                                 OF THE SELLERS

     Each of the Sellers hereby jointly and severally represent and warrant to the Purchaser as follows:

     2.1 Execution, Delivery and Performance of Agreement. The execution and delivery of this Agreement by the Sellers, and all other documents contemplated hereby, and the performance of their respective obligations hereunder and thereunder are within the respective powers of each of the Sellers.

     2.2 Enforceability. This Agreement constitutes, when executed and delivered by the Sellers in accordance herewith, the valid and binding obligations of the Sellers enforceable in accordance with its terms, subject to general principles of equity and bankruptcy or other laws relating to or affecting the rights of creditors generally.

     2.3 Sellers' Ownership of Shares. Sellers own the Purchased Shares being sold hereunder free and clear of any liens or encumbrances.

     2.4 Organization and Standing. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority, and all authorizations, licenses, permits and certifications necessary to own its properties and assets and to carry on its business as it is now being conducted and proposed to be conducted. The Corporation is duly qualified to transact business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of its businesses makes such qualification necessary.

     2.5 No Untrue Statements. Neither this Agreement nor any of the "Disclosure Documents", as hereinafter defined, delivered by Sellers contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein or therein not misleading in the light of the circumstances under which such statements are made. There exists no fact or circumstances which, to the knowledge of the Sellers, materially and adversely affects the business, properties, assets, or conditions, financial or otherwise, of the Corporation, which has not been set forth in this Agreement or disclosed in such documents.

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                                   ARTICLE III
                        REPRESENTATIONS AND WARRANTIES OF
                                  THE PURCHASER

     Purchaser hereby represents and warrants to the Sellers as follows:

     3.1 Execution, Delivery and Performance of Agreement; Authority. The execution and delivery of this Agreement by the Purchaser, and all other agreements and documents contemplated hereby, and the performance of their respective obligations hereunder and thereunder are within the respective powers of the Purchaser, having been duly authorized.

     3.2 Enforceability. This Agreement constitutes, when executed and delivered by the Purchaser in accordance herewith, the valid and binding obligations of the Purchaser enforceable in accordance with its terms, subject to general principles of equity and bankruptcy or other laws relating to or affecting the rights of creditors generally.

     3.3 Organization and Standing. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority, and all authorizations, licenses, permits and certifications necessary to own its properties and assets and to carry on its business as it is now being conducted and proposed to be conducted. Purchaser is duly qualified to transact business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of its businesses makes such qualification necessary.

     2.5 No Untrue Statements. Neither this Agreement nor any of the "Disclosure Documents", as hereinafter defined, delivered by Purchaser contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein or therein not misleading in the light of the circumstances under which such statements are made. There exists no fact or circumstances which, to the knowledge of the Purchaser, materially and adversely affects the business, properties, assets, or conditions, financial or otherwise, of the Purchaser, which has not been set forth in this Agreement or disclosed in such documents.

                                   ARTICLE IV
                            MISCELLANEOUS PROVISIONS

     4.1 Headings. The inclusion of headings in this Agreement is for convenience of reference only and shall not affect the construction or interpretation hereof.

     4.2 Entire Agreement; Waiver. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter of this Agreement. There are no warranties, representations or other agreements between the parties in connection with such subject matter except as specifically set forth or referred to in this Agreement. No amendment, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be

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bound thereby. No waiver of any provision of this Agreement shall constitute a continuing waiver unless otherwise expressly provided.

     4.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     4.4 Assignment. No party may assign its rights or benefits under this Agreement and any such purported assignment or transfer is hereby declared null and void.

     4.5 Cooperation; Further Assurances.. The parties shall cooperate fully and in good faith with each other and their respective legal advisers, accountants and other representatives in connection with any steps required to be taken as part of their respective obligations under this Agreement. Each of the parties shall promptly do, make, execute, deliver, or cause to be done, made, executed or delivered, all such further acts, documents and things as the other parties hereto may reasonably require from time to time for the purpose of giving effect to this Agreement and the transactions contemplated by this Agreement and shall use reasonable efforts and take all such steps as may be reasonably within its power to implement the provisions of this Agreement to its full extent.

     4.6 Counterparts. This Agreement may be signed in counterparts and each such counterpart shall constitute an original document and such counterparts, taken together, shall constitute one and the same instrument.

     4.7 Disclosure Documents. The term "Disclosure Documents" shall mean all the information and other documents, including financial statements, that one of the parties hereto has delivered to the other party in connection with the transaction contemplated hereby or previously filed with any governmental agency.


     IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first set forth above.

PURCHASER:                                      SELLERS:

TELTRAN INTERNATIONAL
GROUP, INC.
                                                ------------------------

By:
   -------------------------
   Byron Lerner, President
                                                ------------------------

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